Exhibit 10.10

Dated 21 May 2014
CARFIN FINANCE INTERNATIONAL LIMITED
as the Issuer
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Arranger and Transaction Agent
DEUTSCHE TRUSTEE COMPANY LIMITED
as Issuer Security Trustee
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as FleetCo Security Agent
CERTAIN ENTITIES NAMED HEREIN
as Opcos, Servicers and Lessees
CERTAIN ENTITIES NAMED HEREIN
as FleetCos
AVIS BUDGET CAR RENTAL, LLC
as the Parent
AVIS FINANCE COMPANY LIMITED
as Finco, the Subordinated Lender and the Italian VAT Lender
AVIS BUDGET EMEA LIMITED
as Avis Europe
CERTAIN ENTITIES NAMED HEREIN
as the Account Banks
DEUTSCHE BANK AG, LONDON BRANCH
as Issuer Cash Manager, Dutch FleetCo Spanish Account Bank Operator, Dutch FleetCo German Account Bank Operator, Dutch FleetCo Dutch Account Bank Operator, French FleetCo Account Bank Operator, and FleetCo Back-up Cash Manager
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as French Intermediary Bank and FCT Servicer
CACEIS BANK FRANCE
as FCT Custodian
FCT CARFIN
represented by
EUROTITRISATION
as the FCT Management Company
CERTAIN ENTITIES NAMED HEREIN
as the Existing Senior Noteholders
and
CERTAIN OTHER ENTITIES NAMED HEREIN

THIRD MASTER AMENDMENT AND RESTATEMENT DEED

Ref: L-218772
Linklaters LLP

	Table of Contents
Contents		Page
1	Definitions and Interpretation	6
2	Amendment and Restatement	6
3	Amendments to References to Conditions Precedent Schedules	7
4	Amendments to the FleetCo Facility Agreements	7
5	Amendments to the Master Lease Agreements	8
6	Amendments to the Spanish Servicing Agreement	10
7	Amendments and Variations to the Issuer Note Issuance Facility Agreement	11
8	Amendment to the Issuer Subordinated Facility Agreement	11
9	Accession of Acceding Issuer Hedge Counterparty	12
10	Amendment Date	12
11	Transaction Agent	13
12	Issuer Security Trustee	13
13	Transaction Documents	13
14	Confirmation of Guarantee	13
15	Illegality	13
16	Rights and remedies	14
17	Counterparts	14
18	Incorporation of Common Terms	14
19	Third party rights	14
20	Governing law and jurisdiction	14
	Schedule 1: The Parties	15
	Schedule 2: Amended and Restated Framework Agreement	18
	Schedule 3: Amended and Restated Master Definitions Agreement	19
	Schedule 4: Amended and Restated Tax Deed of Covenant	20
	Schedule 5: Amended and Restated Issuer Cash Management Agreement	21
	Schedule 6: Amended and Restated FleetCo Back-Up Cash Management Agreement	22
	Schedule 7: Amended and Restated Liquidation Agency Agreement	23
	Schedule 8: Amended and Restated Central Servicing Agreement	24
	Schedule 9: Amended and Restated Finco Payment Guarantee	25
	Schedule 10: Amended and Restated Parent Performance Guarantee	26
	Execution Page	27

This Amendment and Restatement Deed is made on 21 May 2014 between:

(1)
CARFIN FINANCE INTERNATIONAL LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463656 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (the “Issuer”);

(2)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“Transaction Agent” and “Arranger”);

(3)	DEUTSCHE TRUSTEE COMPANY LIMITED (the “Issuer Security Trustee”, acting for itself and on behalf of the Issuer Secured Creditors);

(4)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the “FleetCo Security Agent”, acting for itself and on behalf of the FleetCo Secured Creditors);

(5)
THE OPCOS, the SERVICERS and LESSEES listed in part 1 of Schedule 1 (The Parties) hereto including AVIS BUDGET ITALIA S.P.A. (as “VAT Sharing Italian Opco”, in its capacity as Italian Opco (as defined therein) under the VAT Sharing Agreement and the Italian Income Tax Consolidation Agreement);

(6)	THE FLEETCOS listed in part 2 of Schedule 1 (The Parties) hereto;

(7)	AVIS BUDGET CAR RENTAL, LLC (the “Parent”);

(8)	AVIS FINANCE COMPANY LIMITED (“Finco”, the “Subordinated Lender”, the “Central Servicer” and the “Italian VAT Lender”);

(9)	AVIS BUDGET EMEA LIMITED (“Avis Europe”, together with the Opcos, the Servicers, the Lessees, the Parent and Finco, the “Avis Obligors”);

(10)	THE ACCOUNT BANKS listed in part 3 of Schedule 1 (The Parties) hereto;

(11)
DEUTSCHE BANK AG, LONDON BRANCH (the “Dutch FleetCo Spanish Account Bank Operator”, the “Dutch FleetCo German Account Bank Operator”, the “Dutch FleetCo Dutch Account Bank Operator”, the “French FleetCo Account Bank Operator” the “Issuer Cash Manager”, the “FleetCo Dutch Back-up Cash Manager”, the “FleetCo French Back-up Cash Manager”, the “FleetCo German Back-up Cash Manager”, the “FleetCo Italian Back-up Cash Manager” and the “FleetCo Spanish Back-up Cash Manager”);

(12)	THE EXISTING SENIOR NOTEHOLDERS listed in part 4 of Schedule 1 (The Parties) hereto (the “Existing Senior Noteholders”);

(13)	STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED (the “Issuer Corporate Services Provider” and the “FleetCo Holdings Corporate Services Provider”);

(14)
CARFIN FINANCE HOLDINGS LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463657 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (“FleetCo Holdings”);

(15)
INTERTRUST (NETHERLANDS) B.V. and VISTRA B.V. (the “Dutch FleetCo Corporate Services Providers”, together with the Issuer Corporate Services Provider and the FleetCo Holdings Corporate Services Provider, the “Corporate Services Providers”);

(16)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“French Intermediary Bank” and “FCT Servicer”);

(17)	FCT CARFIN (the ”FCT”) represented by EUROTITRISATION (the “FCT Management Company”);

(18)	CACEIS BANK FRANCE (the “FCT Custodian”)

(19)
DEUTSCHE BANK LUXEMBOURG S.A., a public limited liability company incorporated under the laws of Luxembourg, registered with the Register of Commerce and Companies in Luxembourg under number B 9164, whose registered office is at 2, Boulevard Konrad Adenauer, L-1115 Luxembourg (the “Registrar”);

(20)	STICHTING HOLDING 1 FINCAR FLEET (the “Pledgor I”);

(21)	STICHTING HOLDING 2 FINCAR FLEET (the “Pledgor II”);

(22)	FISERV AUTOMOTIVE SOLUTIONS, INC., a company duly incorporated under the laws of Delaware with registered number 2403201 (the “Liquidation Agent”); and

(23)
DEUTSCHE BANK AG, a company incorporated under the laws of Germany (the “Initial Issuer Hedge Counterparty”) and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the “Acceding Issuer Hedge Counterparty” and, together with the Initial Issuer Hedge Counterparty, the “Issuer Hedge Counterparties”),

each of the above a “Party” and together the “Parties” to this Deed.
WHEREAS

(A)	Certain of the Parties hereto entered into:

(i)	a Framework Agreement dated 5 March 2013, as amended by an amendment letter dated 19 March 2013 and a second amendment agreement dated 15 April 2013 (the “Original Framework Agreement”); and

(ii)
a Master Definitions Agreement dated 5 March 2013 as amended by an amendment letter dated 19 March 2013 and a second amendment agreement dated 15 April 2013 (the “Original Master Definitions Agreement”).

The Liquidation Agent, the Initial Hedge Counterparty and Bank of America National Association, Milan Branch acceded to the Framework Agreement on 20 March 2013. The Acceding Issuer Hedge Counterparty accedes to the Framework Agreement pursuant to this Deed.

(B)
Dutch FleetCo, Dutch FleetCo, Spanish Branch, Italian FleetCo, the Central Servicer, the Issuer, German Opco, Italian Opco, Spanish Opco, the Issuer Cash Manager and the FleetCo Security Agent entered into a Central Servicing Agreement dated 5 March 2013 as amended by a second amendment agreement dated 15 April 2013 (the “Original Central Servicing Agreement”).

(C)
The Issuer, Dutch FleetCo, Italian FleetCo, Spanish Opco, Italian Opco, German Opco, the Initial Subordinated Lender, the Italian VAT Lender, the Central Servicer, the Transaction Agent, the Issuer Security Trustee and the FleetCo Security Agent entered into a Tax Deed of Covenant dated 5 March 2013 (the “Original Tax Deed of Covenant”).

(D)	The Issuer, the Issuer Cash Manager, the Transaction Agent, the Issuer Account Bank and the Issuer Security Trustee entered into an Issuer Cash Management Agreement dated 5

March 2013 as amended by a second amendment agreement dated 15 April 2013 (the “Original Issuer Cash Management Agreement”).

(E)
The FleetCo Back-up Cash Manager, the Transaction Agent, the FleetCo Security Agent, Dutch FleetCo, Spanish FleetCo, Italian FleetCo, the Spanish Servicer, the Central Servicer and the Italian Servicer and the Dutch FleetCo Spanish Account Bank, the Dutch FleetCo German Account Bank and the Italian FleetCo Account Bank entered into a FleetCo Back-up Cash Management Agreement dated 5 March 2013 (the “Original FleetCo Back-up Cash Management Agreement”).

(F)
Parent, Dutch FleetCo, Dutch FleetCo, Spanish Branch, Italian FleetCo and the FleetCo Security Agent entered into a Parent Performance Guarantee dated 5 March 2013 (the “Original Parent Performance Guarantee”).

(G)	Finco, Dutch FleetCo, Dutch FleetCo, Spanish Branch, Italian FleetCo and the FleetCo Security Agent entered into a Finco Payment Guarantee dated 5 March 2013 (the “Original Finco Payment Guarantee”).

(H)
Dutch FleetCo, Dutch FleetCo, Spanish Branch, Italian FleetCo, Italian Opco, Spanish Opco, German Opco, the Central Servicer, the FleetCo Security Agent, the Transaction Agent and the Liquidation Agent entered into a Liquidation Agency Agreement dated 20 March 2013 (the “Original Liquidation Agency Agreement”).

The documents defined in Recitals (A) to (H) above are together the “Original Documents”.

(I)
The Issuer, Dutch FleetCo, the Issuer Security Trustee, the FleetCo Security Agent, the Issuer Cash Manager and the Transaction Agent entered into a FleetCo German Facility Agreement dated 5 March 2013 (the “FleetCo German Facility Agreement”).

(J)
The Issuer, Dutch FleetCo, the Issuer Security Trustee, the FleetCo Security Agent, the Issuer Cash Manager and the Transaction Agent entered into a FleetCo Spanish Facility Agreement dated 5 March 2013 (the “FleetCo Spanish Facility Agreement”).

The documents defined in Recitals (I) to (J) above are together the “FleetCo Facility Agreements”.

(K)	The FleetCo Security Agent, Dutch FleetCo, Spanish Branch and Spanish Opco entered into a Spanish Master Lease Agreement dated 5 March 2013 (the “Spanish Master Lease Agreement”).

(L)	The FleetCo Security Agent, Dutch FleetCo and German Opco entered into a Master German Fleet Lease Agreement dated 5 March 2013 (the “Master German Fleet Lease Agreement”).
The documents defined in Recitals (L) to (M) above are together the “Master Lease Agreements”.

(M)	The FleetCo Security Agent, Dutch FleetCo, Spanish Branch and Spanish Servicer entered into a Spanish Servicing Agreement dated 5 March 2013 (the “Spanish Servicing Agreement”).

(N)
The Issuer, the Transaction Agent, the Issuer Security Trustee, the Issuer Cash Manager, the Registrar and others entered into an Issuer Note Issuance Facility Agreement dated 5 March 2013 (the “Issuer Note Issuance Facility Agreement”).

(O)
The Issuer, the Issuer Cash Manager, the Issuer Security Trustee and the Subordinated Lender entered into an Issuer Subordinated Facility Agreement dated 5 March 2013 (the “Issuer Subordinated Facility Agreement”).

(P)
The Parties have agreed to (i) amend and restate the Original Documents and (ii) amend the FleetCo Facility Agreements, the Master Lease Agreements, the Spanish Servicing Agreement, the Issuer Note Issuance Facility Agreement, the Issuer Subordinated Facility Agreement and the other Transaction Documents on the terms and conditions set out below.

1	Definitions and Interpretation

1.1
Unless otherwise defined herein or the context otherwise requires, terms defined in the Original Master Definitions Agreement (as amended or amended and restated from time to time) have the same meaning in this Deed. Subject to Clause 1.2 below, the provisions of clause 2 (Principles of Interpretation and Construction) of the Original Master Definitions Agreement (as amended or amended and restated from time to time) shall apply herein as if set out in full herein and as if references therein to a “Relevant Agreement” were to this Deed.

1.2	A reference to a “Clause” is a reference to a clause of this Deed.

2	Amendment and Restatement
The Parties (to the extent that they are party to the following documents) agree that with effect on and from the Dutch Accession Date and the French Accession Date (provided that if such dates do not occur on the same date, the later of such dates) (the “Amendment Date”):

2.1
the Original Framework Agreement is amended and restated in the form set out in Schedule 2 (Amended and Restated Framework Agreement) (the “Amended and Restated Framework Agreement”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original Framework Agreement shall be governed by the Amended and Restated Framework Agreement;

2.2
the Original Master Definitions Agreement is amended and restated in the form set out in Schedule 3 (Amended and Restated Master Definitions Agreement) (the “Amended and Restated Master Definitions Agreement”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original Master Definitions Agreement shall be governed by the Amended and Restated Master Definitions Agreement;

2.3
the Original Tax Deed of Covenant is amended and restated in the form set out in Schedule 4 (Amended and Restated Tax Deed of Covenant) (the “Amended and Restated Tax Deed of Covenant”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original Tax Deed of Covenant shall be governed by the Amended and Restated Tax Deed of Covenant;

2.4
the Original Issuer Cash Management Agreement is amended and restated in the form set out in Schedule 5 (Amended and Restated Issuer Cash Management Agreement) (the “Amended and Restated Issuer Cash Management Agreement”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original Issuer Cash Management Agreement shall be governed by the Amended and Restated Issuer Cash Management Agreement;

2.5
the Original FleetCo Back-up Cash Management Agreement is amended and restated in the form set out in Schedule 6 (Amended and Restated FleetCo Back-up Cash Management Agreement) (the “Amended and Restated FleetCo Back-up Cash Management Agreement”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original FleetCo Back-up Cash Management Agreement shall be governed by the Amended and Restated FleetCo Back-up Cash Management Agreement;

2.6
the Original Liquidation Agency Agreement is amended and restated in the form set out in Schedule 7 (Amended and Restated Liquidation Agency Agreement) (the “Amended and Restated Liquidation Agency Agreement”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original Liquidation Agency Agreement shall be governed by the Amended and Restated Liquidation Agency Agreement;

2.7
the Original Central Servicing Agreement is amended and restated in the form set out in Schedule 8 (Amended and Restated Central Servicing Agreement) (the “Amended and Restated Central Servicing Agreement”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original Central Servicing Agreement shall be governed by the Amended and Restated Central Servicing Agreement;

2.8
the Original Finco Payment Guarantee is amended and restated in the form set out in Schedule 9 (Amended and Restated Finco Payment Guarantee) (the “Amended and Restated Finco Payment Guarantee”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original Finco Payment Guarantee shall be governed by the Amended and Restated Finco Payment Guarantee;

2.9
the Original Parent Performance Guarantee is amended and restated in the form set out in Schedule 10 (Amended and Restated Parent Performance Guarantee) (the “Amended and Restated Parent Performance Guarantee”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original Parent Performance Guarantee shall be governed by the Amended and Restated Parent Performance Guarantee; and

3	Amendments to References to Conditions Precedent Schedules
All references in any of the Transaction Documents to:

a.	“(Conditions Precedent to Senior Advances and FleetCo Advances)” when cross referring to schedule 2 to the Original Framework Agreement, shall be replaced with “(Conditions Precedent)”; and

b.
“part 2 (Subsequent Conditions Precedent to Senior Advances and FleetCo Advances)” shall be replaced with ”part 2 (Subsequent Conditions Precedent to Senior Advances, FleetCo Advances and VFN Advances)”.

4	Amendments to the FleetCo Facility Agreements
The Parties agree that with effect on and from the Amendment Date:

4.1	The FleetCo German Facility Agreement shall be amended by deleting clause 3.2.3 (No Drawing Confirmation) in its entirety and replacing it with the following:
“No Drawing Confirmation: If a FleetCo Advance Drawdown Notice is delivered under the FleetCo Spanish Facility Agreement, the FleetCo Italian Facility Agreement, the FleetCo French Facility Agreement or the FleetCo Dutch Facility Agreement but no FleetCo Advance is contemplated under this Agreement on the FleetCo Advance Drawdown Date referred to in the relevant FleetCo Advance Drawdown Notice, the Borrower (or the Central Servicer on its behalf) must deliver a written confirmation (which may be in the form of an electronic mail) to the Lender (copied to the Transaction Agent, the Issuer Security Trustee, the FleetCo Security Agent and the Issuer Cash Manager) that no FleetCo Advance is being requested under this Agreement on the relevant FleetCo Advance Drawdown Date by no later than 2.00 p.m. (CET) on the Reporting Date.”;

4.2	The FleetCo Spanish Facility Agreement shall be amended by deleting clause 3.2.3 (No Drawing Confirmation) in its entirety and replacing it with the following:
“No Drawing Confirmation: If a FleetCo Advance Drawdown Notice is delivered under the FleetCo German Facility Agreement, the FleetCo Italian Facility Agreement, the FleetCo French Facility Agreement or the FleetCo Dutch Facility Agreement but no FleetCo Advance is contemplated under this Agreement on the FleetCo Advance Drawdown Date referred to in the relevant FleetCo Advance Drawdown Notice, the Borrower (or the Spanish Servicer on its behalf) must deliver a written confirmation (which may be in the form of an electronic mail) to the Lender (copied to the Transaction Agent, the Central Servicer the Issuer Security Trustee, the FleetCo Security Agent and the Issuer Cash Manager) that no FleetCo Advance is being requested under this Agreement on the relevant FleetCo Advance Drawdown Date by no later than 2.00 p.m. (CET) on the Reporting Date.”; and

4.3	The FleetCo German Facility Agreement and the FleetCo Spanish Facility Agreement shall be amended by replacing the words “clause 8.5.2” in clause 9 (Acceleration) with the words “clause 8.6.2”.

4.4
The FleetCo German Facility Agreement shall be amended by inserting the words “in respect of Dutch FleetCo acting with respect to its Vehicle Fleet in Germany” after the words “FleetCo Event of Default” in clause 11.1.1

4.5
The FleetCo Spanish Facility Agreement shall be amended by inserting the words “in respect of Dutch FleetCo, Spanish Branch acting with respect to its Vehicle Fleet in Spain” after the words “FleetCo Event of Default” in clause 11.1.1

5	Amendments to the Master Lease Agreements

5.1	The Spanish Master Lease Agreement shall be amended as follows:

5.1.1	By deleting clause 6.2 (Conditions precedent to lease) in its entirety and replacing it with the following:
“6.2    Conditions precedent to lease

6.2.1	The agreement of the Lessor to lease any Vehicle to the Lessee hereunder is subject to:

(a)
all conditions precedent listed in Clause 6.2.2 being deemed satisfied pursuant to Clause 6.3.1 or waived (with or without conditions) by the Lessor and the FleetCo Security Agent on the delivery of a duly completed and executed Vehicle Request Notice;

(b)
all conditions precedent listed in Clause 6.2.2 being deemed satisfied pursuant to Clause 6.3.2 or waived (with or without conditions) by the Lessor and the FleetCo Security Agent on the relevant Lease Commencement Date; and

(c)
receipt by the Lessor and the FleetCo Security Agent of the documents listed in Schedule 4 (Condition Precedent Documents) prior to or on the date of this Agreement, in each case, in a form satisfactory to the Lessor and the FleetCo Security Agent.

6.2.2	For the purposes of Clauses 6.2.1(a) and 6.2.1(b), the conditions precedent are:

(a)	no Master Lease Termination Event shall have occurred and be continuing or would result from the delivery of such Vehicle Request Notice or leasing of such Vehicle;

(b)	the Master Lease End Date has not occurred; and

(c)	the relevant Vehicle is an Eligible Vehicle.”

5.1.2	In Clause 8.2.2(g) (Conditions to Sub-Leases) the words “Potential Master Lease Termination Event or” will be deleted.

5.1.3	In Clause 17.1.2 (Payments of fees, penalties and fines etc. by the Lessee) the word “or” between the words “annotation” and “the” will be deleted and replaced with the word “of”.

5.1.4	In clause 27.1 (Notification by Lessor) the words “Servicer and” shall be inserted between the words “the” and “Central Servicer” on the fifth line of that paragraph.

5.1.5	By deleting Clause 30.1.2 (Redelivery of Vehicles prior to a Master Lease End Date) in its entirety and replacing it with the following:

“30.1.2
the Lessee shall, at the Lessee’s sole expense, return each Non‑Programme Vehicle together with all Vehicles Documents to or to the order of the Lessor no later than the last Business Day of the month during which such Non‑Programme Vehicle ceases to be an Eligible Vehicle.”

5.1.6	By deleting the first paragraph of clause 31.1 (Sale of Vehicles by the Lessor) in its entirety and replacing it with the following:

“31.1
The Lessor has the right (at any time with the consent of the Lessee) to arrange, with the assistance of the Spanish Servicer, if it deems it necessary or useful, for the sale of any Vehicle to a third party (if, in the case of Programme Vehicles the sale to such third party is permitted under the relevant Vehicle Dealer Buy‑Back Agreement or Vehicle Manufacturer Buy‑Back Agreement),

provided that the sale price and any non-return bonus (if any) paid or payable by the relevant Vehicle Manufacturer or Vehicle Dealer to the Lessor in respect of such Vehicle is at least equal to the Net Book Value of the Vehicle.”

5.2	The Master German Fleet Lease Agreement shall be amended as follows:

5.2.1
By deleting the words “an Ineligible Vehicle” from clauses 13 (Casualties and Ineligible Vehicles), 14 (Fees, Traffic Penalties and Fines), 20 (Covenants of the Lessee) and 26 (Return and Redelivery of Vehicles) and replacing it in each instance with the words “a Non-Eligible Vehicle”. In addition, clause 13 entitled “Casualties and Ineligible Vehicles” will be renamed “Casualties and Non-Eligible Vehicles”.

5.2.2	In Clause 7.2.2 (Conditions to Sub-leases) the word “unless” in the second line of the first paragraph will be deleted and replaced with “if”.

5.2.3	By deleting clause 6.2.1(a) (Conditions precedent to lease) in its entirety and replacing it with the following:
"(a)    no Master Lease Termination Event shall have occurred and be continuing or would result from the delivery of such Purchase Offer and Lease Request or leasing of such Vehicle;"

5.2.4	In clause 7.2.2(g) (Conditions to Sub-Leases) the words "Potential Master Lease Termination Event or" will be deleted.

6	Amendments to the Spanish Servicing Agreement

6.1	The Spanish Servicing Agreement shall be amended as follows:

6.1.5	In clause 15 (Servicer Termination Events) the words "Parent Guarantee" will be deleted and replaced with "Parent Performance Guarantee".

6.1.6	By deleting paragraph 8.1 of Part C (Cash Management, Records and Information Reporting) of Schedule 1 (Services) in its entirety and replacing it with the following:

"8.1
which constitutes any rebates (if any) and any bonus for the purchase of Vehicles (provided that neither such rebates nor bonus constitute the Capitalised Cost of any Vehicle nor constitute any no-return bonus if such amount is taken into account for the purpose of clause 31.1 of the Spanish Master Lease Agreement) and such amounts shall be paid to Spanish OpCo in accordance with clause 38 (Volume Premium) of the Spanish Master Lease Agreement;"

6.1.7	By deleting sub-paragraph 9.1.2 of Part C (Cash Management, Records and Information Reporting) of Schedule 1 (Services) in its entirety and replacing it with the following:

"9.1.2
In the event that the Dutch FleetCo is not requesting any funding under the FleetCo Spanish Facility Agreement when (I) Dutch FleetCo is requesting funding under the FleetCo German Facility Agreement and/or FleetCo Dutch Facility Agreement and/or (II) Italian FleetCo is requesting funding under the FleetCo Italian Facility Agreement and/or (III) French FleetCo is requesting funding under the FleetCo French Facility Agreement, respectively, the Spanish Servicer shall provide a no drawing confirmation in accordance with the terms of the FleetCo Spanish Facility Agreement to the Issuer, the Issuer Cash Manager, the Issuer Security Trustee, the FleetCo Security Agent and the Transaction Agent by 2pm (CET) on the Reporting Date or Intra-Month Reporting Date, as applicable."

6.1.8	In sub-paragraph 9.1.3 of Part C (Cash Management, Records and Information Reporting) of Schedule 1 (Services), by making the following amendments:

(i)	The words "or the Intra-Month Information Date" will be inserted in between the words "Information Date" and "pursuant" on the third line of that paragraph; and

(ii)	The reference to "clause 14A.1.1.2 of the Framework Agreement" will be deleted and replaced with "clause 14A.1.1 of the Framework Agreement".

7	Amendments and Variations to the Issuer Note Issuance Facility Agreement

7.1	The Issuer Note Issuance Facility Agreement shall be amended by:

a.	replacing the words “Senior Advance Note Drawdown Notice” with the words “Senior Advance Drawdown Notice” in Clause 6(iii);

b.	replacing the words “Drawdown Notice” with the words “Senior Advance Drawdown Notice” in:

i.	the second and sixth lines of Clause 7.1.5;

ii.	Clause 12.1(i); and

iii.	Clause 18.4(c); and

c.	replacing the words “clause 8.5.1” with the words “clause 8.6.1” in Clause 17.

7.2
The Parties to the Issuer Note Issuance Facility Agreement agree that notwithstanding the provisions of clause 5 (Increase in and Intra-Senior Noteholder Group Transfer of Senior Noteholder Commitments) of the Issuer Note Issuance Facility Agreement and the required process to increase Senior Noteholder Commitments set out therein, the Senior Noteholder Commitments of certain of the Senior Noteholders shall be increased as set out in the relevant Senior Noteholder Fee Letter and the Parties to the Issuer Note Issuance Facility Agreement acknowledge and agree to such increases.

8	Amendment to the Issuer Subordinated Facility Agreement
The Issuer Subordinated Facility Agreement shall be amended by deleting sub-clause 9.1.5 (Repayment of Advances) in its entirety and replacing it with the following:

"9.1.5
Notwithstanding the above provisions, (i) any Issuer Subordinated Advance drawn pursuant to clause 4.2.1(a) above shall be solely repaid from the amounts received by the Issuer from the relevant FleetCo pursuant to item (i) of each relevant FleetCo Pre-Enforcement Priority of Payments and item (h) of each relevant FleetCo Post-Enforcement Priority of Payments; (ii) any Issuer Subordinated Advance drawn pursuant to clauses 4.2.1(b), 4.2.1(c), 4.2.1(e), 4.2.1(f) and 4.2.1(g) above shall be solely repaid from the amounts received by the Issuer from the relevant FleetCo pursuant to item (b) of each relevant FleetCo Pre-Enforcement Priority of Payments and item (b) of each relevant FleetCo Post-Enforcement Priority of Payments; and (iii) any Issuer Subordinated Advance drawn pursuant to clause 4.2.1(d) above shall be solely repaid from the amounts received by the Issuer from the Dutch FleetCo, Spanish Branch under the relevant FleetCo Spanish Facility Agreement pursuant to the Issuer Spain TRO Declaration of Trust."

9	Accession of Acceding Issuer Hedge Counterparty

9.1
Notwithstanding the provisions of clause 11.2 (Acceding Issuer Hedge Counterparty) of the Framework Agreement the Parties hereto acknowledge and agree that the Acceding Issuer Hedge Counterparty shall become an Issuer Hedge Counterparty pursuant to this Deed.

9.2	The Acceding Issuer Hedge Counterparty:

a.
agrees to become an Acceding Issuer Hedge Counterparty and to be bound by and to benefit from the terms of the Framework Agreement and the Issuer Deed of Charge pursuant to Clause 11 (Additional Issuer Secured Creditors and accession of Liquidation Agent) of the Framework Agreement;

b.	will deliver to the Issuer Security Trustee and the Transaction Agent a duly completed and executed Issuer Hedging Agreement to which it is a party;

c.
is a limited liability company duly incorporated under the laws of France with registered number 304 187 701 R.C.S. Nanterre whose registered office is at 9, quai du Président Paul Doumer, 92920 Paris La Défense Cedex;

d.	has such ratings to satisfy the required ratings of an Eligible Issuer Hedge Counterparty; and

e.	has the administrative details as set out in the relevant Framework Agreement.

9.3
In accordance with clause 11.2 (Acceding Issuer Hedge Counterparty) of the Framework Agreement, the Issuer confirms to the Issuer Security Trustee and the Transaction Agent that no Default is continuing or would occur as a result of the Acceding Issuer Hedge Counterparty becoming an Issuer Secured Creditor.

10	Amendment Date
The Parties hereby agree that the amendments set out in Clause 2 (Amendment and Restatement), Clause 3 (Amendment to References to Conditions Precedent Schedules), Clause 4 (Amendments to the FleetCo Facility Agreements), Clause 5 (Amendments to the Master Lease Agreements), Clause 6 (Amendments to the Spanish Servicing Agreement), Clause 7 (Amendments to the Issuer Note Issuance Facility Agreement) and clause 8 (Amendment to the Issuer Subordinated Facility Agreement) and the accession of the Acceding Issuer Hedge Counterparty set out in Clause 9 (Accession of Acceding Issuer Hedge Counterparty) shall be effective as of the Amendment Date. Notwithstanding anything to the contrary contained herein, if for any reason this Deed fails to be effective on the Amendment Date, this Deed shall terminate and the rights and obligations of the parties to the Transaction Documents shall be fully preserved as they existed prior to the date hereof.

11	Condition Precedent to funding in The Netherlands

The Parties hereby agree that the obligation on the Senior Noteholders to fund any Senior Advance which will indirectly (in part or in full) fund the acquisition of Vehicles relating to any Vehicle Manufacturer (other than the GM/Opel Group or the Peugeot Group) not included in the form of VPA due diligence report provided on the Amendment Date, shall be subject to the condition precedent that the Transaction Agent has received a form of due diligence report with respect to the relevant Vehicle Manufacturer in a form and substance satisfactory to it.

12	Transaction Agent
The Transaction Agent hereby consents to all amendments referred to herein.

13	Issuer Security Trustee
In accordance with clause 24.3.1 of the Original Framework Agreement, the Transaction Agent, by the execution of this Deed, hereby instructs and directs the Issuer Security Trustee to (i) enter into this Deed and all other relevant documents to be entered into in connection herewith and to consent to all the amendments set out herein and (ii) enter into the amendment agreement governed by Italian law to be entered into on or about the date of this Deed between, among others, the Issuer, the Issuer Security Trustee and Italian FleetCo (the “Italian Amendment Agreement”).

14	Transaction Documents

14.1
Save as expressly amended by this Deed, the Original Documents, the FleetCo Facility Agreements, the Master Lease Agreements, the Spanish Servicing Agreement, the Issuer Note Issuance Facility Agreement, the Issuer Subordinated Facility Agreement and the other Transaction Documents shall otherwise remain unamended and in full force and effect in accordance with the terms thereof.

14.2
By their acceptance of the terms of this Deed, each of the Issuer, the FleetCos and the Avis Obligors confirms that its obligations under the Transaction Documents to which it is a party will remain in full force and effect.

14.3	The FleetCo Security Agent and the Transaction Agent hereby designate this Deed as a FleetCo Transaction Document.

14.4	The Transaction Agent hereby designates this Deed as an Issuer Transaction Document.

15	Confirmation of Guarantee
Avis Budget EMEA Limited as the guarantor under the Avis Europe Payment Guarantee hereby (i) expressly confirms that its obligations under the Avis Europe Payment Guarantee remain in full force and effect notwithstanding the amendments to the Transaction Documents as set out in this Deed and (ii) acknowledges that it is not released from its obligations under the Avis Europe Payment Guarantee.

16	Illegality
If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

17	Rights and remedies
No failure by the Issuer Secured Creditors or the FleetCo Secured Creditors to exercise, or any delay by the Issuer Secured Creditors or the FleetCo Secured Creditors in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies provided by law or under any Transaction Document.

18	Counterparts
This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

19	Incorporation of Common Terms
The Common Terms shall be incorporated by reference into this Deed. If there is any conflict between the Common Terms as incorporated by reference into this Deed and the other provisions of this Deed, the provisions of the incorporated Common Terms shall prevail.

20	Third party rights
No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

21	Governing law and jurisdiction
This Deed and all non-contractual obligations arising out of or in connection with it is to be governed by, and shall be construed in accordance with, English law, save that (i) Clause 5.1 and 6.1 (the “Spanish Law Provisions”) are governed by, and shall be construed in accordance with, Spanish law and (ii) Clause 5.2 (the “Dutch Law Provision”) is governed by, and shall be construed in accordance with, the laws of The Netherlands. Subject to the foregoing, each of the parties hereto hereby submits to the jurisdiction of the courts of England and Wales. Each of the Parties hereto agrees for the benefit of each of the other Parties that the courts of Madrid, Spain, shall have exclusive jurisdiction to hear and determine any suit, action or proceedings and to settle any disputes, which may arise out of or in connection with the Spanish Law Provisions and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts. Each of the Parties hereto agrees for the benefit of each of the other Parties that the courts of Amsterdam, The Netherlands,, shall have exclusive jurisdiction to hear and determine any suit, action or proceedings and to settle any disputes, which may arise out of or in connection with the Dutch Law Provision and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts
In Witness whereof this Deed has been delivered on the date stated at the beginning of this Deed

Schedule 1: The Parties
Part 1 Opcos, Servicers and Lessees

Opcos

Name of Opcos	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (the “German Opco”)	HRA 3033
Avis Budget Italia S.p.A. (the “Italian Opco”)	421940586
Avis Alquile un Coche S.A. (the “Spanish Opco”)	A28152767
Avis Budget Autoverhuur B.V. (the “Dutch Opco”)	33129079
Avis Location de Voitures SAS (the “French Opco”)	652 023 961 RCS Nanterre
Servicers (excluding the Central Servicer)

Name of Servicers	Registration number (or equivalent, if any)
Avis Alquile un Coche S.A. (the “Spanish Servicer”) in respect of Dutch FleetCo’s fleet in Spain	A28152767
In respect of Italian FleetCo: Avis Budget Italia S.p.A. (the “Italian Servicer”)	421940586
In respect of French FleetCo: Avis Location de Voitures SAS (the “French Servicer”)	652 023 961 RCS Nanterre

Central Servicer

Name of Central Servicer	Registration number (or equivalent, if any)
Avis Finance Company Limited (the “Central Servicer”)	2123807
Lessees

Name of Lessees	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (as lessee under the Master German Fleet Lease Agreement)	HRA 3033
Avis Budget Italia S.p.A. (as lessee under the Italian Master Lease Agreement)	421940586
Avis Alquile un Coche S.A. (as lessee under the Spanish Master Lease Agreement)	A28152767
Avis Budget Autoverhuur B.V. (as lessee under the Master Dutch Fleet Lease Agreement)	33129079
Avis Location de Voitures SAS (as lessee under the French Master Lease Agreement)	652 023 961 RCS Nanterre

Part 2 FleetCos

Name of FleetCos Jurisdiction of Incorporation and legal form	Registration number (or equivalent, if any)
FinCar Fleet B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the “Dutch FleetCo”)	55227732
FinCar Fleet B.V., Sucursal en España, the Spanish branch of FINCAR FLEET B.V. (a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of Netherlands) with registered address at Avenida Manoteras, nº 32, 28050 Madrid, Spain and Spanish fiscal identification number W0037096E and registered at the Mercantile Registry in Madrid under volume 28809, page 190, section 8th and sheet M-518708 (the “Dutch FleetCo, Spanish Branch”)
W0037096E
Avis Budget Italia S.p.A. Fleet Co. S.A.p.A., a partnership limited by shares (the “Italian FleetCo”)	97550851009
AB FleetCo a simplified limited stock company (société par actions simplifiée) (the “French FleetCo”)	799 383 997 R.C.S. Beauvais

Part 3 Account Banks

Name of Account Bank	Registration number (or equivalent, if any)
Deutsche Bank AG, London branch (the “Issuer Account Bank”)	HRB 30 000, branch number BR00005
Deutsche Bank S.A.E. (the “Dutch FleetCo Spanish Account Bank”)	A-08000614
Deutsche Bank AG, London branch (the “Dutch FleetCo Spanish Account Bank Operator”)	HRB 30 000, branch number BR00005
Deutsche Bank S.P.A (the “Italian FleetCo Account Bank”)	1340740156
Deutsche Bank AG (the “Dutch FleetCo German Account Bank”)	HRB 30 000
Deutsche Bank AG, London branch (the “Dutch FleetCo German Account Bank Operator”)	HRB 30 000, branch number BR00005
Deutsche Bank AG, Amsterdam Branch (the “Dutch FleetCo Dutch Account Bank”)	HRB 30 000, branch number 33304583
Deutsche Bank AG, London Branch (the “Dutch FleetCo Dutch Account Bank Operator”)	HRB 30 000, branch number BR00005
Deutsche Bank AG, Paris Branch (the “French FleetCo Account Bank”)	HRB 30 000, branch number 310327481
Deutsche Bank AG, London Branch (the “French FleetCo Account Bank Operator”)	HRB 30 000, branch number BR00005

Part 4 Senior Noteholders

Names of Initial Senior Noteholders	Registration number (or equivalent, if any)
Blue Finn S.a.r.l., Luxembourg, Küsnacht Branch	CH-020.9.003.783-3
Crédit Agricole Corporate and Investment Bank	304187701
Deutsche Bank AG, London Branch	HRB 30 000, branch number BR00005
Natixis	542044524
Scotiabank Europe plc	817692

Execution Page

Issuer SIGNED AND DELIVERED AS A DEED by a duly authorised attorney of CARFIN FINANCE INTERNATIONAL LIMITED
By:	/s/ FIONA DE LACY MURPHY
Name:	FIONA DE LACY MURPHY
Title:	AUTHORISED SIGNATORY – ATTORNEY AT FACT

In the presence of:
SIOBHAN HALLISSAY, 1 GRANT'S ROW, LOWER MOUNT STREET, DUBLIN 2, IRELAND
CLIENT RELATIONSHIP ADMINISTRATOR

Transaction Agent and Arranger EXECUTED AS A DEED on behalf of CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ EDITH LUSSON
Name:	EDITH LUSSON
Title:	ATTORNEY

In the presence of:
Name:	AGATHE MOTTE
Address:	25 RUE DE MARIGNAN, 75008 PARIS
Occupation	LAWYER

Issuer Security Trustee
The common seal of
DEUTSCHE TRUSTEE COMPANY LIMITED

was affixed to this DEED in the presence of:
/s/ NICK ROGIVUE
Associate Director

CLIVE RAKESTROW
Associate Director

FleetCo Security Agent EXECUTED AS A DEED on behalf of CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ EDITH LUSSON
Name:	EDITH LUSSON
Title:	ATTORNEY
In the presence of:
Name:	AGATHE MOTTE
Address:	25 RUE DE MARIGNAN, 75008 PARIS
Occupation	LAWYER

The Opcos EXECUTED AS A DEED on behalf of AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Opco)
By:	/s/ MARTIN GRUBER
Name:	MARTIN GRUBER
Title:	MANAGING DIRECTOR

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Opcos EXECUTED AS A DEED on behalf of AVIS BUDGET ITALIA S.P.A. (as Italian Opco)
By:	/s/ G TESTA
Name:	G TESTA
Title:	MD SOUTHERN REGION

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Opcos EXECUTED AS A DEED on behalf of AVIS BUDGET ITALIA S.P.A. (as VAT Sharing Italian Opco)
By:	/s/ G TESTA
Name:	G TESTA
Title:	MD SOUTHERN REGION

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Opcos EXECUTED AS A DEED on behalf of AVIS ALQUILE UN COCHE S.A. (as Spanish Opco)
By:	/s/ G TESTA
Name:	G TESTA
Title:	MD SOUTHERN REGION

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Opcos EXECUTED AS A DEED on behalf of AVIS BUDGET AUTOVERHUUR B.V. (as Dutch Opco)
By:	/s/ ERIC LEPLEUX
Name:	ERIC LEPLEUX
Title:	MANAGING DIRECTOR

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Opcos EXECUTED AS A DEED on behalf of AVIS LOCATION DE VOITURES SAS (as French Opco)
By:	/s/ ERIC LEPLEUX
Name:	ERIC LEPLEUX
Title:	MANAGING DIRECTOR

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Servicers EXECUTED AS A DEED on behalf of AVIS ALQUILE UN COCHE S.A. (as Spanish Servicer)
By:	/s/ G TESTA
Name:	G TESTA
Title:	MD SOUTHERN REGION

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Servicers EXECUTED AS A DEED on behalf of AVIS FINANCE COMPANY LIMITED (as Central Servicer)
By:	/s/ JOANNA SPIERS
Name:	JOANNA SPIERS
Title:	Director

By:	/s/ GAIL JONES
Name:	GAIL JONES
Title:	Secretary

The Servicers EXECUTED AS A DEED on behalf of AVIS BUDGET ITALIA S.P.A. (as Italian Servicer)
By:	/s/ G TESTA
Name:	G TESTA
Title:	MD SOUTHERN REGION

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Servicers EXECUTED AS A DEED on behalf of AVIS LOCATION DE VOITURES SAS (as French Servicer)
By:	/s/ ERIC LEPLEUX
Name:	ERIC LEPLEUX
Title:	MANAGING DIRECTOR

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Lessees EXECUTED AS A DEED on behalf of AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Lessee)
By:	/s/ MARTIN GRUBER
Name:	MARTIN GRUBER
Title:	MANAGING DIRECTOR

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Lessees EXECUTED AS A DEED on behalf of AVIS BUDGET ITALIA S.P.A. (as Italian Lessee)
By:	/s/ G TESTA
Name:	G TESTA
Title:	MD SOUTHERN REGION

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Lessees EXECUTED AS A DEED on behalf of AVIS ALQUILE UN COCHE S.A. (as Spanish Lessee)
By:	/s/ G TESTA
Name:	G TESTA
Title:	MD SOUTHERN REGION

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Lessees EXECUTED AS A DEED on behalf of AVIS BUDGET AUTOVERHUUR B.V. (as Dutch Lessee)
By:	/s/ ERIC LEPLEUX
Name:	ERIC LEPLEUX
Title:	MANAGING DIRECTOR

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Lessees EXECUTED AS A DEED on behalf of AVIS LOCATION DE VOITURES SAS (as French Lessee)
By:	/s/ ERIC LEPLEUX
Name:	ERIC LEPLEUX
Title:	MANAGING DIRECTOR

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

FleetCo Holdings SIGNED AND DELIVERED AS A DEED by a duly authorised attorney of CARFIN FINANCE HOLDINGS LIMITED
By:	/s/ KAREN MCCRAVE
Name:	KAREN MCCRAVE
Title:	AUTHORISED SIGNATORY
ATTORNEY AT FACT

In the presence of:
SIOBHAN HALLISSAY
1 GRANT'S ROW, LOWER MOUNT STREET, DUBLIN 2, IRELAND
CLIENT RELATIONSHIP ADMINISTRATOR

The FleetCos EXECUTED AS A DEED on behalf of FINCAR FLEET B.V. (as Dutch FleetCo)
By:	/s/ PD HAVERKAMP-IDEMA
Name:	PD HAVERKAMP-IDEMA
Title:	Managing Director / Proxyholder A

/s/ B.W DE SONNAVILLE
Name:	B.W DE SONNAVILLE
Title:	Managing Director / Proxyholder B

The FleetCos EXECUTED AS A DEED on behalf of FINCAR FLEET B.V., SUCURSAL EN ESPAÑA (as Dutch FleetCo, Spanish Branch)
By:	/s/ BEATRIZ DIEZ ARRANT
Name:	BEATRIZ DIEZ ARRANT
Title:	Dutch FleetCo, Spanish Branch representative

The FleetCos EXECUTED AS A DEED on behalf of AVIS BUDGET ITALIA S.P.A. FLEET CO. S.A.P.A. (as Italian FleetCo)
By:	/s/ G TESTA
Name:	G TESTA
Title:	MD SOUTHERN REGION

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The FleetCos EXECUTED AS A DEED on behalf of AB FLEETCO (as French FleetCo)
By:	/s/ FRÉDÉRIC LEGUIDE
Name:	FRÉDÉRIC LEGUIDE
Title:	ATTORNEY

In the presence of:
Name: GUILLAUME MALATY
Address: LINKLATERS LLP, 25 RUE DE MARIGNAN, 75008, PARIS
Occupation LAWYER

Parent EXECUTED AS A DEED on behalf of AVIS BUDGET CAR RENTAL, LLC
By:	/s/ ROCHELLE TARLOWE
Name:	ROCHELLE TARLOWE
Title:	VICE PRESIDENT & TREASURER

In the presence of:
Name: ERIK JOHNSON
Address: 6 SYLVAN WAY, PARSIPPANY, NJ 07054 USA
Occupation ATTORNEY

Finco, Italian VAT Lender, Dutch VAT Lender and the Subordinated Lender EXECUTED AS A DEED on behalf of AVIS FINANCE COMPANY LIMITED
By:	/s/ JOANNA SPIERS
Name:	JOANNA SPIERS
Director

By: /s/ GAIL JONES
Name: GAIL JONES
Secretary

EXECUTED AS A DEED on behalf of Avis Europe AVIS BUDGET EMEA LIMITED
By:	/s/ MARTYN SMITH
Name:	MARTYN SMITH
Title:	CFO EMEA

In the presence of:
Name:	WILL ABRAHAM
Address:	CLIFFORD CHANCE LLP, 10 UPPER BANK STREET, LONDON, E14 5JJ
Occupation	TRAINEE SOLICITOR

The Account Banks DEUTSCHE BANK AG, LONDON BRANCH (as Issuer Account Bank) EXECUTED AS A DEED
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

EXECUTED AS A DEED on behalf of DEUTSCHE BANK S.A.E. (as Dutch FleetCo Spanish Account Bank)
By:	/s/ THOMAS STEIMANN
Name:	THOMAS STEIMANN
Title:	DIRECTOR

By:	/s/ JAVIER DI GIROLAMO
Name:	JAVIER DI GIROLAMO
Title:	VP

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo Spanish Account Bank Operator) EXECUTED AS A DEED

EXECUTED AS A DEED on behalf of DEUTSCHE BANK S.P.A. (as Italian FleetCo Account Bank)

EXECUTED AS A DEED on behalf of DEUTSCHE BANK AG (as Dutch FleetCo German Account Bank)
By:	/s/ VIVIEN WICHMANN
Name:	VIVIEN WICHMANN
Title:	VICE PRESIDENT

By:	/s/ BERND BIRCK
Name:	BERND BIRCK
Title:	ASSISTANT VICE PRESIDENT

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo German Account Bank Operator) EXECUTED AS A DEED
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

EXECUTED AS A DEED on behalf of DEUTSCHE BANK AG, AMSTERDAM BRANCH (as Dutch FleetCo Dutch Account Bank)
By:	/s/ INGE SANBERG
Name:
Title:	VP

By:	/s/ JAN ROOS
Name:	JAN ROOS
Title:	VP

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo Dutch Account Bank Operator) EXECUTED AS A DEED
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

DEUTSCHE BANK AG, LONDON BRANCH (as French FleetCo Account Bank Operator) EXECUTED AS A DEED
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

EXECUTED AS A DEED on behalf of DEUTSCHE BANK AG, PARIS BRANCH (as French FleetCo Account Bank)
By:	/s/ XAVIER CONNEN
Name:	XAVIER CONNEN
Title:	AUTHORISED SIGNATORY

By:	/s/ CATHERINE BONNOUVRIER
Name:	CATHERINE BONNOUVRIER
Title:	AUTHORISED SIGNATORY

Issuer Cash Manager DEUTSCHE BANK AG, LONDON BRANCH EXECUTED AS A DEED
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

The FleetCo Back-up Cash Managers DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo German Back-up Cash Manager) EXECUTED AS A DEED
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Italian Back-up Cash Manager) EXECUTED AS A DEED
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Spanish Back-up Cash Manager) EXECUTED AS A DEED
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Dutch Back-up Cash Manager) EXECUTED AS A DEED
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo French Back-up Cash Manager) EXECUTED AS A DEED
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

The Existing Senior Noteholder EXECUTED AS A DEED on behalf of CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ EDITH LUSSON
Name:	EDITH LUSSON
Title:	ATTORNEY

In the presence of:
Name:	AGATHE MOTTE
Address:	25 RUE DE MARIGNAN, 75008 PARIS
Occupation	LAWYER

The Existing Senior Noteholder EXECUTED AS A DEED on behalf of DEUTSCHE BANK AG, LONDON BRANCH
By:	/s/ NADINE RESHA
Name:	NADINE RESHA
Title:	VP

By:	/s/ RENE TRAUTNER
Name:	RENE TRAUTNER
Title:	VP

The Existing Senior Noteholder EXECUTED AS A DEED on behalf of NATIXIS
By:	/s/ JEAN-BAPTISTE THIERY
Name:	JEAN-BAPTISTE THIERY
Title:	M.D.
In the presence of:
Name: THOMAS PONS
Address: 30 AVENUE PIERRE MENDES FRANCE, 75013 – PARIS, FRANCE
Occupation EMPLOYEE OF NATIXIS

The Existing Senior Noteholder EXECUTED AS A DEED on behalf of SCOTIABANK EUROPE PLC
By:	/s/ WILLIAM SWORDS
Name:	WILLIAM SWORDS
Title:	MANAGING DIRECTOR

In the presence of:
Name: STEVE CALLER
Address: SCOTIABANK EUROPE plc, 201 BISHOPSGATE, LONDON, EC2M 3NS
Occupation MANAGER, CREDIT RISK CONTROL

The Existing Senior Noteholder EXECUTED AS A DEED on behalf of BLUE FINN S.A.R.L., LUXEMBOURG, KÜSNACHT BRANCH
By:	/s/ PKC SPIERING
Name:	PKC SPIERING
Title:	BRANCH MANAGER

In the presence of:
Name: F.L. WEIDEMA
Address: AERDENHOUT
Occupation ATTORNEY

EXECUTED AS A DEED on behalf of French Intermediary Bank CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ EDITH LUSSON
Name:	EDITH LUSSON
Title:	ATTORNEY

In the presence of:
Name:	AGATHE MOTTE
Address:	25 RUE DE MARIGNAN, 75008 PARIS
Occupation	LAWYER

The Corporate Services Providers EXECUTED AS A DEED on behalf of INTERTRUST (NETHERLANDS) B.V. (as a Dutch FleetCo Corporate Services Provider)
By:	/s/ PD HAVERKAMP-IDEMA	/s/ S.M. AL-HAMAMI
Name:	PD HAVERKAMP-IDEMA	S.M. AL-HAMAMI
Title:	PROXYHOLDER	PROXYHOLDER

EXECUTED AS A DEED on behalf of VISTRA B.V. (as a Dutch FleetCo Corporate Services Provider)
By:	/s/ B.W. DE SONNAVILLE	/s/ J.J VAN GINKEL
Name:	B.W. DE SONNAVILLE	J.J VAN GINKEL
Title:	PROXYHOLDER	MANAGING DIRECTOR

PRESENT when the COMMON SEAL of STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED (as Issuer Corporate Services Provider and FleetCo Holdings Corporate Services Provider) was affixed hereto
By:	/s/ JONATHAN HANLY	/s/ SIOBHÁN HALLISSEY
	JONATHAN HANLY	SIOBHÁN HALLISSEY
	Director	Company Secretary PER PRO STRUCTURED FINANCE MANAGEMENT CORPORATE SERVICES (IRELAND) LIMITED AS SECRETARY

Registrar EXECUTED AS A DEED on behalf of DEUTSCHE BANK LUXEMBOURG S.A.
By:	/s/ NICK ROGIVUE
Name:	NICK ROGIVUE
Title:	VICE PRESIDENT

By:	/s/ CLIVE RAKESTROW
Name:	CLIVE RAKESTROW
Title:	VICE PRESIDENT

INITIAL ISSUER HEDGE COUNTERPARTY EXECUTED AS A DEED on behalf of DEUTSCHE BANK AG
By:	/s/ MARK SWANTON	/s/ PATRICK CONNORS
Name:	MARK SWANTON	PATRICK CONNORS
Title:	MANAGING DIRECTOR	MANAGING DIRECTOR

ACCEDING ISSUER HEDGE COUNTERPARTY EXECUTED AS A DEED on behalf of CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ FREDERIC TRUCHOT	/s/ BRUNO MOUSSET
Name:	FREDERIC TRUCHOT	BRUNO MOUSSET
Title:	MANAGING DIRECTOR	MANAGING DIRECTOR

In the presence of:
Name:	SCHLOMO SCHIFF
Address:	1301 AVENUE OF THE AMERICAS, NEW YORK, NY 1009-6022, USA
Occupation	BANKER
in the p

LIQUIDATION AGENT EXECUTED AS A DEED on behalf of FISERV AUTOMOTIVE SOLUTIONS, INC.
By:	/s/ KEVIN COLLINS
Name:	KEVIN COLLINS
Title:	PRESIDENT

In the presence of:
Name:	GERALDINE BRADLEY
Address:	FISERV, 455 SOUTH GULPH ROAD, SUITE 125, KING OF PRUSSIA, PA 19406, USA
Occupation	ADMINISTRATIVE SERVICES MANAGER

FCT CARFIN Represented by Eurotitrisation EXECUTED AS A DEED on behalf of EUROTITRISATION
By:	/s/ J.M. LEGER
Name:	J.M. LEGER
Title:	CEO

In the presence of:
Name:	GUILLAUME MALATY
Address:	LINKLATERS LLP, 25 RUE DE MARIGNAN, 75008, PARIS
Occupation	LAWYER

FCT Custodian EXECUTED AS A DEED on behalf of CACEIS BANK FRANCE
By:	/s/ BERNARD RAVEL
Name:	BERNARD RAVEL
Title:	ATTORNEY

In the presence of:
Name:	GUILLAUME MALATY
Address:	LINKLATERS LLP, 25 RUE DE MARIGNAN, 75008, PARIS
Occupation	LAWYER

FCT Servicer EXECUTED AS A DEED on behalf of CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ EDITH LUSSON
Name:	EDITH LUSSON
Title:	ATTORNEY

In the presence of:
Name:	AGATHE MOTTE
Address:	25 RUE DE MARIGNAN, 75008 PARIS
Occupation	LAWYER

Pledgor I EXECUTED AS A DEED on behalf of STICHTING HOLDING 1 FINCAR FLEET
By:	/s/ PD HAVERKAMP-IDEMA	/s/ S.M. AL-HAMAMI
Name:	PD HAVERKAMP-IDEMA	S.M. AL-HAMAMI
Title:	PROXYHOLDER	PROXYHOLDER

Pledgor II EXECUTED AS A DEED on behalf of STICHTING HOLDING 2 FINCAR FLEET
By:	/s/ B.W DE SONNAVILLE	/s/ JJ VAN GINKEL
Name:	B.W DE SONNAVILLE	JJ VAN GINKEL
Title:	PROXYHOLDER	MANAGING DIRECTOR